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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021

______________________________

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On March 9, 2021, CapStar Financial Holdings, Inc. (the “Company”) issued a press release announcing the Plan (defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference into this Item 7.01.

The information disclosed under Item 8.01 of this Report is also incorporated by reference into this Item 7.01.

Section 8 – Other Events

Item 8.01.  Other Events.

On March 4, 2021, the Board of Directors of the Company (the “Board”) authorized the Company to repurchase up to $30 million of shares of the Company’s common stock which is intended to comply with applicable federal securities laws (the “Plan”). Shares of common stock may be purchased from time to time under the Plan in the open market, through privately negotiated transactions or otherwise. The Plan will terminate on the earlier of the date on which the maximum authorized dollar amount of shares of common stock has been repurchased or December 31, 2021. The Plan does not, however, require that the Company repurchase any shares of its common stock.

Forward-Looking Statements

This Report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the terms, timing, logistics and conditions of repurchases of common stock, the Company’s compliance with applicable law in connection with repurchases of common stock and the Company’s future repurchase activity.

Forward-looking statements are subject to many risks and uncertainties, including, but not limited to, the risks detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s most recent Annual Report on Form 10-K under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions that the forward-looking statements included in this Report are not a guarantee of future events and that actual events may differ materially from those made in or suggested by the forward-looking statements. Accordingly, undue reliance should not be placed on any such forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this Report, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1 – News Release dated March 9, 2021

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Denis J. Duncan
Denis J. Duncan
Chief Financial Officer

Date: March 9, 2021

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